Income taxes	12 Months Ended
Oct. 31, 2020
Text Block [Abstract]
Income taxes
Note 22 Income taxes
Components of tax expense

	For the year ended

(Millions of Canadian dollars)	October 31 2020	October 31 2019
Income taxes (recoveries) in Consolidated Statements of Income
Current tax
Tax expense for current year	$3,673	$3,256
Adjustments for prior years	(106)	(26)
Recoveries arising from previously unrecognized tax loss, tax credit or temporary difference of a prior period	(25)	(31)
	3,542	3,199
Deferred tax
Origination and reversal of temporary difference	(655)	(114)
Effects of changes in tax rates	6	29
Adjustments for prior years	98	(57)
Recoveries arising from previously unrecognized tax loss, tax credit or temporary difference of a prior period, net	(39)	(14)
	(590)	(156)
	2,952	3,043
Income taxes (recoveries) in Consolidated Statements of Comprehensive Income and Changes in Equity
Other comprehensive income
Net unrealized gains (losses) on debt securities and loans at fair value through other comprehensive income	43	51
Provision for credit losses recognized in income	3	–
Reclassification of net losses (gains) on debt securities and loans at fair value through other comprehensive income to income	(56)	(60)
Unrealized foreign currency translation gains (losses)	5	2
Net foreign currency translation gains (losses) from hedging activities	(138)	2
Reclassification of losses (gains) on net investment hedging activities to income	7	1
Net gains (losses) on derivatives designated as cash flow hedges	(410)	(200)
Reclassification of losses (gains) on derivatives designated as cash flow hedges to income	27	(50)
Remeasurements of employee benefit plans	(20)	(333)
Net fair value change due to credit risk on financial liabilities designated at fair value through profit or loss	(93)	18
Net gains (losses) on equity securities designated at fair value through other comprehensive income	6	5
Share-based compensation awards	7	(9)
Distributions on other equity instruments and issuance costs	(12)	–
	(631)	(573)
Total income taxes	$2,321	$2,470

The effective tax rate of 20.5% increased 140 bps, mainly due to a decrease in income from lower tax rate jurisdictions in the current year and net favourable tax adjustments in the prior year, partially offset by higher tax-exempt income.
The following is an analysis of the differences between the income tax expense reflected in the Consolidated Statements of Income and the amounts calculated at the Canadian statutory rate.
Reconciliation to statutory tax rate

	For the year ended

(Millions of Canadian dollars, except for percentage amounts)	October 31, 2020		October 31, 2019
Income taxes at Canadian statutory tax rate	$3,799	26.4%	$4,217	26.5%
Increase (decrease) in income taxes resulting from:
Lower average tax rate applicable to subsidiaries	(513)	(3.6)	(815)	(5.1)
Tax-exempt income from securities	(364)	(2.5)	(310)	(1.9)
Tax rate change	6	–	29	0.1
Other	24	0.2	(78)	(0.5)
Income taxes in Consolidated Statements of Income / effective tax rate	$2,952	20.5%	$3,043	19.1%
Deferred tax assets and liabilities result from tax loss and tax credit carryforwards and temporary differences between the tax basis of assets and liabilities and their carrying amounts on our Consolidated Balance Sheets.
Significant components of deferred tax assets and liabilities

	As at and for the year ended October 31, 2020

(Millions of Canadian dollars)	Net asset beginning of period (1)	Change through equity	Change through profit or loss	Exchange rate differences	Other	Net asset end of period
Net deferred tax asset/(liability)
Allowance for credit losses	$716	$–	$646	$–	$–	$1,362
Deferred compensation	1,246	(7)	19	11	–	1,269
Business realignment charges	10	–	(1)	–	–	9
Tax loss and tax credit carryforwards	202	–	2	–	–	204
Deferred income	(60)	–	(76)	(2)	–	(138)
Financial instruments measured at fair value through other comprehensive income	(43)	(23)	(2)	–	–	(68)
Premises and equipment and intangibles	(831)	–	60	(10)	(3)	(784)
Deferred expense	45	5	(17)	1	–	34
Pension and post-employment related	631	20	(59)	–	–	592
Other	29	4	18	(4)	–	47
	$1,945	$(1)	$590	$(4)	$(3)	$2,527
Comprising
Deferred tax assets	$2,027					$2,579
Deferred tax liabilities	(82)					(52)
	$1,945					$2,527

	As at and for the year ended October 31, 2019

(Millions of Canadian dollars)	Net asset beginning of period	Change through equity	Change through profit or loss	Exchange rate differences	Other	Net asset end of period
Net deferred tax asset/(liability)
Allowance for credit losses	$695	$–	$23	$(2)	$–	$716
Deferred compensation	1,033	9	197	7	–	1,246
Business realignment charges	3	–	7	–	–	10
Tax loss and tax credit carryforwards	203	–	(10)	–	9	202
Deferred income	(48)	–	(11)	(1)	–	(60)
Financial instruments measured at fair value through other comprehensive income	(8)	(33)	(1)	(1)	–	(43)
Premises and equipment and intangibles	(858)	–	(4)	(4)	(3)	(869)
Deferred expense	55	36	(47)	1	–	45
Pension and post-employment related	295	339	(6)	3	–	631
Other	21	3	8	(3)	–	29
	$1,391	$354	$156	$–	$6	$1,907
Comprising
Deferred tax assets	$1,475					$1,989
Deferred tax liabilities	(84)					(82)
	$1,391					$1,907

(1)	These amounts reflect the transition adjustment made upon adoption of IFRS 16. Refer to Note 2 for further details.

The tax loss and tax credit carryforwards amount of deferred tax assets primarily relates to losses and tax credits in our Canadian, U.S., and Caribbean operations. Deferred tax assets of $204 million were recognized at October 31, 2020 (October 31, 2019 – $202 million) in respect of tax losses and tax credits incurred in current or preceding years for which recognition is dependent on the projection of future taxable profits. Management’s forecasts support the assumption that it is probable that the results of future operations will generate sufficient taxable income to utilize the deferred tax assets. The forecasts rely on continued liquidity and capital support to our business operations, including tax planning strategies implemented in relation to such support.
As at October 31, 2020, unused tax losses and tax credits of $389 million and $305 million (October 31, 2019 – $413 million and $365 million) available to be offset against potential tax adjustments or future taxable income were not recognized as deferred tax assets. This amount includes unused tax losses of $nil which expire within one year (October 31, 2019 – $1 million), $10 million which expire in two to four years (October 31, 2019 – $7 million) and $379 million which expire after four years (October 31, 2019 – $405 million). There are no tax credits that will expire in one year (October 31, 2019 – $nil), $143 million that will expire in two to four years (October 31, 2019 – $60 million) and $162 million that will expire after four years (October 31, 2019 – $305 million).
The amount of temporary differences associated with investments in subsidiaries, branches and associates and interests in joint ventures for which deferred tax liabilities have not been recognized in the parent bank is $21.7 billion as at October 31, 2020 (October 31, 2019 – $17.9 billion).
Tax examinations and assessments
During the year, we received proposal letters (the Proposals) from the Canada Revenue Agency (CRA), in respect of the 2015 taxation year, which suggest that Royal Bank of Canada owes additional taxes of approximately $337 million as they denied the deductibility of certain dividends. The Proposals are consistent with the reassessments received for taxation years 2012 to 2014 of approximately $756 million of additional income taxes and the reassessments received for taxation years 2009 to 2011 of approximately $434 million of additional income taxes and interest in respect of the same matter. These amounts represent the maximum additional taxes owing for those years.
Legislative amendments introduced in the 2015 Canadian Federal Budget resulted in disallowed deduction of dividends from transactions with Taxable Canadian Corporations including those hedged with Tax Indifferent Investors, namely pension funds and non-resident
entities with prospective application effective May 1, 2017. The dividends to which the Proposals and reassessments relate include both dividends in transactions similar to those which are the target of the 2015 legislative amendments and dividends which are unrelated to the legislative amendments.
It is possible that the CRA will reassess us for significant additional income tax for subsequent years on the same basis. In all cases, we are confident that our tax filing position was appropriate and intend to defend ourselves vigorously.